UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 17, 2021

Deciphera Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38219	30-1003521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Smith Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (781) 209-6400

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 Par Value	DCPH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 17, 2021, Deciphera Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the presentation of new clinical study results across the Company’s clinical pipeline at the European Society for Medical Oncology (“ESMO”) Congress 2021. A copy of the press release in connection with the ESMO Congress 2021 announcement is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Exchange Act”), except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 17, 2021, the Company presented new clinical study results across the Company’s clinical pipeline in e-poster presentations at the ESMO Congress 2021. The presentations include updated preliminary data from the ongoing Phase 1b/2 study of rebastinib in combination with paclitaxel in patients with platinum-resistant ovarian cancer (“PROC”) and updated preliminary data from the ongoing Phase 1/2 study of vimseltinib in patients with tenosynovial giant cell tumor (“TGCT”). The Company plans to advance vimseltinib into a pivotal Phase 3 study in patients with TGCT (“MOTION”) and expects to initiate the MOTION study in the fourth quarter of 2021. The MOTION study is two-part, randomized, double-blind, placebo-controlled study of vimseltinib to assess the efficacy and safety in patients with symptomatic TGCT who are not amenable to surgery. In Part 1 of the MOTION study, eligible study participants will be assigned to receive either 30 mg twice weekly vimseltinib (n=80) or matching placebo (n=40) for 24 weeks. Participants assigned to placebo in Part 1 will have the option to receive vimseltinib for Part 2 of the MOTION study. Part 2 is a long-term treatment phase in which all participants receive open-label vimseltinib. The primary endpoint of the study is objective response rate at 25 weeks as measured by RECIST v1.1 by blinded independent central review. The Company also plans to finalize pivotal study plans and initiate a study of rebastinib in combination with paclitaxel in patients with PROC in 2022, subject to feedback from regulators.

Copies of the e-poster presentations for rebastinib in combination with paclitaxel and vimseltinib are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, our expectations and timing regarding pivotal study plans and timing of study initiation for vimseltinib in TGCT patients and for the rebastinib/paclitaxel combination in PROC patients, subject to feedback from regulators. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “seek,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks and uncertainties related to the severity and duration of the impact of COVID-19 on our business and operations, our ability to successfully demonstrate the efficacy and safety of our drug candidates and in additional indications for our existing drug, the preclinical or clinical results for our product candidates, which may not support further development of such product candidates, our ability to manage our reliance on sole-source third parties such as our third party drug substance and drug product contract manufacturers, comments, feedback and actions of regulatory agencies, our ability to commercialize QINLOCK and execute on our marketing plans for any drugs or indications that may be approved in the future, our ability to build and scale our operations to support growth in additional geographies, the inherent uncertainty in estimates of patient populations, competition from other products, our ability to obtain and maintain reimbursement for any approved product and the extent to which patient assistance programs are utilized, our ability to comply with healthcare regulations and laws, our ability to obtain, maintain and enforce our intellectual property rights, any or all of which may affect the initiation, timing and progress of clinical studies and the timing of and our ability to obtain additional regulatory approvals, and other risks identified in our Securities and Exchange Commission (SEC) filings, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this Current Report on Form 8-K represent our views only as of the date hereof and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Deciphera Pharmaceuticals, Inc. on September 17, 2021, furnished herewith

99.2	Poster titled “A phase 1b/2 study of rebastinib and paclitaxel in advanced/metastatic platinum-resistant ovarian cancer”

99.3	Poster titled “Safety and preliminary efficacy of vimseltinib in tenosynovial giant cell tumor (TGCT)”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2021	DECIPHERA PHARMACEUTICALS, INC.

	By:	/s/ Steven L. Hoerter
	Name:	Steven L. Hoerter
	Title:	President and Chief Executive Officer